UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2006
CIRCUIT RESEARCH LABS, INC.

(Exact name of registrant as specified in its chapter)

Arizona (State or other jurisdiction of incorporation)	0-11353 (Commission File Number)	86-0344671 (IRS Employer Identification No.)
1302 W. Drivers Way
Tempe, Arizona 85284

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (480) 403-8300

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
SIGNATURE

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On January 23, 2006, Phillip T. Zeni, Sr. resigned as a member of the Board of Directors effective immediately. With the resignation of Mr. Zeni, the Board currently has five (5) members.
SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIRCUIT RESEARCH LABS, INC.

Date: January 27, 2006	By:	/s/ Robert McMartin

	Name:	Robert McMartin

	Title:	Executive Vice President and Chief Financial Officer
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